This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of The Henssler Equity Fund (the "company").

I Gene W. Henssler, Ph. D. the President of the company, certify that:

     (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date:    1/7/2004                       /s/ Gene W. Henssler
      --------------                    -------------------------------
                                        Gene W. Henssler, Ph.D.
                                        President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of The Henssler Equity Fund (the "company").

I Patricia T. Henssler, the Chief Financial Officer of the company, certify that:

     (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date:    1/7/2004                       /s/ Patricia T. Henssler
      --------------                    -------------------------------
                                        Patricia T. Henssler
                                        Chief Financial Officer